UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 10, 2005

Date of Report (date of earliest event reported)

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road
Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 10, 2005, Synopsys, Inc.  announced a correction to its target full-year fiscal 2005 generally accepted accounting principles (GAAP) earnings per share previously disclosed in its earnings release dated December 1, 2004 and confirmed and updated its first quarter of fiscal 2005 financial targets. The press release concerning these matters is filed as Exhibit 99.1 to this Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2005	SYNOPSYS, INC.

/s/ Rex S. Jackson
Rex S. Jackson
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release of Synopsys, Inc. dated January 10, 2005 regarding correction of target full-year fiscal 2005 GAAP earnings per share and update of first quarter of fiscal 2005 financial targets.